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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-1 of our report dated March 24, 1995, on our audits of the financial statements of Kevco, Inc. as of December 31, 1994 and for the years ended December 31, 1994 and 1993. We also consent to the reference to our firm under the caption "Experts."

/s/ Rylander, Clay & Opitz, L.L.P.

Fort Worth, Texas
August 29, 1996